UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):   June 25, 2021


                                ITRONICS INC.
______________________________________________________________________
     Texas              33-18582               75-2198369
(State or other     (Commission File          (IRS Employer
jurisdiction of         Number)             Identification No.)
Incorporation)


6490 So. McCarran Boulevard, Building C,
Suite 23 Reno, Nevada                           89509
(Address of Principal Executive Offices)       Zip Code


Registrants telephone number, including area code:
(775) 689-7696



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

(   ) Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02: Results of Operations and Financial Condition
	On June 25, 2021 the Company announced a summary of its unaudited consolidated revenues for the three months ended March 31, 2021. A copy of the press release is attached as Exhibit 99.1.

	In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.02: Financial Statements and Exhibits

Exhibits:

99.1	Press release dated June 25, 2021


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ITRONICS INC.
                                   Registrant


Date: June 29, 2021		     By: /S/ John W. Whitney
					John W. Whitney
					President, Treasurer
                                        and Director
					(Principal Executive
                                        and Financial Officer)



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